EXHIBIT 32.2 - CFO 906 CERTIFICATION

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interland, Inc. (the "Company") on Form 10-K for the period ending August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gonzalo Troncoso, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 7, 2005                 /s/ Gonzalo Troncoso
                                        __________________________________
                                        Gonzalo Troncoso
                                        Executive Vice President and Chief
                                        Financial Officer